EXCHANGE AGREEMENT

STATE OF TEXAS

COUNTY OF PECOS

RE: WHITE AND BAKER FIELD

This Agreement is made and entered into and effective this 1st day of June, 2018, by and between **JAMES F. ETTER,** whose address is 17500 Wellesley Ave., Spokane, Washington 99216, hereinafter called "Etter", and **Amazing Energy, LLC**, whose address is 701 S Taylor Street, Suite 470, LB 113, Amarillo, TX 79101-2405, hereinafter called "Amazing LLC", and **Amazing Energy Oil and Gas, Co.**, whose address is 701 S Taylor Street, Suite 470, LB 113, Amarillo, TX 79101-2405, hereinafter called "AEOG", herein collectively "AMAZ". Etter represents without warranty of title that ALL of his assets are in certain oil and gas lease(s) and wells described on Exhibit A, including all receivables and payables thereto, hereinafter called "Assets", as set forth below.

Now therefore, for the consideration set forth below and subject to the terms and conditions of this Agreement and in reliance on the representations, warranties, and conditions set out in this Agreement, that with execution of this Agreement, AEOG shall convey a total of 246,668 common shares of Amazing Energy Oil and Gas, Co common stock, (the "Shares"), to Etter.

Etter does hereby GRANT, BARGAIN, SELL, CONVEY and ASSIGN unto AMAZ the Assets.

AMAZ represents and warrants to Etter as follows and acknowledges that Etter is entering into this Agreement in reliance on each representation and warranty:

a. AMAZ has been duly incorporated, amalgamated, formed or continued, as the case may be, and is validly existing and in good standing under the laws of the State of Nevada where it was incorporated, and has all requisite power and authority and is duly qualified to carry on its business as now conducted and to own its property and assets.

b. The Shares issued under this agreement, at the date of closing, shall be duly authorized, validly issued, fully paid and non-assessable and Etter will acquire good and marketable title to the issued Shares, free and clear of any liens, charges, encumbrances or rights of others.

c. There are no judgments against AMAZ that are unsatisfied, nor are there any consent decrees or injunctions to which Etter is subject. Without limiting the generality of the foregoing, there is no pending or anticipated claim or judgment against AMAZ that would impact or impair its ability to issue the Shares to the Etter.

d. The execution and delivery of this Agreement by AMAZ, the issuance of the Shares and the compliance by AMAZ with the other provisions of this Agreement do not conflict with or result in a breach, violation or default of any of the terms and provisions of, or constitute a default, under: (i) any other agreement to which AMAZ is bound, (ii) the charter documents or by-laws of the AMAZ, or (iii) any statute or any judgment, decree,

order, rule or regulation of any court or other governmental authority applicable to AMAZ.

The properties exchanged here-in are being conveyed on an "as-is, where-is basis" and "with all faults", without representations and warranties, either expressed or implied, of any kind, as well as to the origin, quantity, quality, condition, merchantability, fitness for any particular purpose, safety of equipment, or compliance with governmental regulations.

It is not the purpose or intention of this agreement to create, nor shall the same be construed as creating any mining partnership, commercial partnership or other partnership relation nor shall the operations of the parties hereunder be construed to be considered a joint venture. The liability of the parties hereto shall be several and not joint or collective.

Each of the parties hereto elects, under the authority of Section 761(a) of the Internal Revenue Code 1954, to be excluded from the application of all of the Provisions of Subchapter K of Chapter 1 of Subtitle A of the Internal revenue Code of 1954. If the income tax laws of the states in which the property covered hereby is located contain, or may hereafter contain, provisions similar to those contained in the Subchapter of the Internal Revenue Code of 1954 above that such elections shall be exercised. If applicable, Assignor is hereby authorized to execute and file on behalf of both parties hereto such elections with the appropriate governmental agencies.

IN WITNESS WHEREOF, this Agreement is dated effective for all purposes on June 1, 2018.

AMAZING ENERGY, LLC

By: ____________________
Willard G. McAndrew, Chief Executive Officer of
Amazing Energy Oil and Gas, Co., sole member of
Amazing Energy, LLC

AMAZING ENERGY OIL AND GAS, CO.

By: ____________________
Willard G. McAndrew, Chief Executive Officer of
Amazing Energy Oil and Gas, Co.

By: ____________________
Name: James E. Etter

ACKNOWLEDGEMENTS

State of _Texas_)
)
County of _Collin_)

On _June 27_, 2018, before me, a notary public in and for said County and State, personally appeared Willard G. McAndrew, Chief Executive Officer of Amazing Energy Oil and Gas, Co., sole member of Amazing Energy, LLC, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature: ______________________

Notary Public in and for said County and State (Seal)

State of _Texas_)
)
County of _Collin_)

On _June 27_, 2018, before me, a notary public in and for said County and State, personally appeared Willard G. McAndrew, Chief Executive Officer of Amazing Energy Oil and Gas, Co., personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature: ______________________

Notary Public in and for said County and State (Seal)

State of Washington)
County of Spokane)

On June 19, 2018, before me, a notary public in and for said County and State, personally appeared James F. Etter, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature: Kathleen M Webley
Notary Public in and for Spokane (Seal)
said County and State Washington

KATHLEEN M WEBLEY
NOTARY PUBLIC
COMM. EXPIRES
OCT 22, 2020
STATE OF WASHINGTON

EXHIBIT "A"

Attached to and made a part of the Exchange Agreement
by and between Amazing Energy, LLC, (as "Amazing LLC"), Amazing Energy Oil and Gas, Co., (as "AEOG"), and James Etter as "Etter", Effective June 1, 2018.

Subject Land:

Section 91, Block 194, GC&SF RR Co. Survey, Abstract 4369, Certificate 3963, Pecos County, TX.

Subject Leases:

1. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, originally entered into by and between JPMorgan Chase Bank, N.A. as Trustee of the Trust under the Will of G.R. White for the benefit of Joy Lina White and her children, and JPMorgan Chase Bank, N.A., as Trustee of the G.R. White Trust under the Will of G.R. White, as Lessors, and Benedum & Trees, LLC, as Lessee, executed on June 8, 2008, recorded in Volume 805, page 72, of the Official Public Records of Pecos County, Texas. Said lease was subsequently amended by Instrument dated August 7, 2012 by and between the same Lessors, and Amazing Energy, LLC, as successor Lessee, recorded in Volume 54, page 38, of the Official Public Records of Pecos County, Texas.

2. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, originally entered into by and between Joy Lina White Ubina, as Lessor, and Benedum & Trees, LLC, as Lessee, executed on June 25, 2008, recorded in Volume 805, page 59, of the Official Public Records of Pecos County, Texas. Said lease was subsequently amended by Instrument dated August 7, 2012 by and between the same Lessor, and Amazing Energy, LLC, as successor Lessee, recorded in Volume 54, page 59, of the Official Public Records of Pecos County, Texas.

3. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Linda Waterman Sloan Schrader, as Lessor, and Amazing Energy, LLC, as Lessee, executed on August 10, 2010, recorded in Volume 816, page 229, of the Official Public Records of Pecos County, Texas.

4. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Donna Waterman, as Lessor, and Amazing Energy, LLC, as Lessee, executed on August 2, 2010, recorded in Volume 816, page 239, of the Official Public Records of Pecos County, Texas.

5. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Bruce Earl Waterman, as Lessor, and Amazing Energy, LLC, as Lessee, executed on July 27, 2010, recorded in Volume 816, page 249, of the Official Public Records of Pecos County, Texas.

6. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Susan Doherty, as Lessor, and Amazing Energy, LLC, as Lessee, executed on September 28, 2010, recorded in Volume 816, page 297, of the Official Public Records of Pecos County, Texas

7. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Loretta Mills, as Lessor, and Amazing Energy, LLC, as Lessee, executed on November 24, 2010, recorded in Volume 3, page 836, of the Official Public Records of Pecos County, Texas.

8. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Warren R. Simmons, as Lessor, and Amazing Energy, LLC, as Lessee, executed on May 22, 2013, recorded in Volume 85, page 122, of the Official Public Records of Pecos County, Texas.

9. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Isaac "Ike" Simmons, Trustee of the Connie Rae Simmons Family Trust created under the Last Will of Connie Rae Simmons, as Lessor, and Amazing Energy, LLC, as Lessee, executed on May 22, 2013, recorded in Volume 85, page 130, of the Official Public Records of Pecos County, Texas.

10. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between W. Thomas Chalmers, as Lessor, and Amazing Energy, LLC, as Lessee, executed on May 22, 2013, recorded in Volume 96, page 638, of the Official Public Records of Pecos County, Texas.

11. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Dave Michael McCullar, as Lessor, and Benedum & Trees, LLC, as Lessee, executed on May 6, 2009, recorded in Volume 811, page 37, of the Official Public Records of Pecos County, Texas.

12. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Kathleen May Winters, by her Attorney-in-Fact Richard W. Winters, as Lessor, and Benedum & Trees, LLC, as Lessee, executed on October 6, 2009, recorded in Volume 811, page 536, of the Official Public Records of Pecos County, Texas.

13. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Richard Wall Winters, Jr. by his Attorney-in-Fact Richard W. Winters, as Lessor, and Benedum & Trees, LLC, as Lessee, executed on October 6, 2009, recorded in Volume 811, page 548, of the Official Public Records of Pecos County, Texas.

14. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Frederick Bartlett Wulff, Sr., as Lessor, and Benedum & Trees, LLC, as Lessee, executed on October 6, 2009, recorded in Volume 811, page 50, of the Official Public Records of Pecos County, Texas.

15. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Peggy Jo White Lasswell, as Lessor, and Amazing Energy, LLC, as Lessee, executed on September 29, 2010, recorded in Volume 818, page 59, of the Official Public Records of Pecos County, Texas.

16. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Elizabeth White Rudder, as Lessor, and Amazing Energy, LLC, as Lessee, executed on September 29, 2010, recorded in Volume 818, page 70, of the Official Public Records of Pecos County, Texas.

17. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Mary Barcus Hunter, as Lessor, and Amazing Energy, LLC, as Lessee, executed on September 29, 2010, recorded in Volume 818, page 92, of the Official Public Records of Pecos County, Texas.

18. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between James Joseph Russell, Jr. and his wife, Hope Russell, as Lessors, and Amazing Energy, LLC, as Lessee, executed on October 1, 2010, recorded in Volume 817, page 307, of the Official Public Records of Pecos County, Texas.

19. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Providence Minerals, LLC, as Lessor, and Amazing Energy, LLC, as Lessee, executed on February 22, 2013, recorded in Volume 79, page 550, of the Official Public Records of Pecos County, Texas.

20. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, originally entered into by and between J.T. Walker, as Trustee of the Mary Baker Walker Trust dated September 27, 1997, aka as the Mary Walker Trust No. 1; J.T. Walker, as Trustee of the Mary Baker Walker Trust No. 3; and J.T. Walker, individually, as Lessors, and Benedum & Trees, LLC, as Lessee, executed on December 3, 2008, recorded in Volume 806, page 235, of the Official Public Records of Pecos County, Texas. Said lease was subsequently amended by Instrument dated April 8, 2014, by and between the same Lessors, and Amazing Energy, LLC, as successor Lessee, recorded in Volume 128, page 218, of the Official Public Records of Pecos County, Texas.

21. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Mary Margaret Baker Rutland, as Lessor, and Benedum & Trees, LLC, as Lessee, executed on December 3, 2008, recorded in Volume 806, page 170, of the Official Public Records of Pecos County, Texas.

22. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Becky Nell Shannon Young, as owner of the executive rights under the Mary Baker Walker Trust No. 4, and Becky Nell Shannon Young, Individually, as Lessors, and Benedum & Trees, LLC, as Lessee, executed on December 3, 2008, recorded in Volume 806, page 209, of the Official Public Records of Pecos County, Texas.

23. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between J.T. Walker, as Trustee of the Mary Baker Walker Trust dated September 27, 1997, aka as the Mary Walker Trust No. 1; J.T. Walker, as Trustee of the Mary Baker Walker Trust No. 3; and J.T. Walker, Individually, as Lessors, and Benedum & Trees, LLC, as Lessee, executed on June 6, 2008, recorded in Volume 805, page 46, of the Official Public Records of Pecos County, Texas.

Subject Wells and Equipment:

WWJD No. 13, API No. 42-371-39277, RRC ID#42465, Pecos County, Texas;

WWJD No. 14, API No. 42-371-39328, RRC ID#42465, Pecos County, Texas;

WWJD No. 15, API No. 42-371-39339, RRC ID#42465, Pecos County, Texas.

{END OF INSTRUMENT}